UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2007

WENDY'S INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio		43017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-764-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2007, the Company’s Board of Directors, on the recommendation of the Compensation Committee (the "Committee"), approved amendments to several benefit plans and agreements under which executive officers and/or directors of the Company participate. One new benefit plan document applicable to executive officers appointed after October 26, 2006 was also approved (the plan design for this plan had been approved by the Board of Directors earlier in 2007 and was described in the Company’s 2007 proxy statement). The amendments were primarily intended to conform existing plans and agreements to the requirements of section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the regulations and other guidance issued by the Internal Revenue Service ("section 409A") in connection therewith.

The amendments to benefit plans and agreements did not increase benefits to participants. Rather, the amendments impose payment delays where required by section 409A, eliminate acceleration of benefit payments where prohibited by section 409A, impose limits on changes in deferral elections previously made and eliminate Company discretion except to the limited extent permitted by section 409A. The amendments also reflect the pending termination of the Company’s tax-qualified Pension Plan and the addition of a discretionary profit sharing contribution feature to the tax-qualified Profit Sharing and Savings Plan. Both of these plans cover all full-time management and administrative employees, including executive officers.

The plans and agreements amended are the Supplemental Executive Retirement Plan No. 2, the Deferred Compensation Plan and the 2007 Stock Incentive Plan. The Board of Directors also approved the formal plan document for the Supplemental Executive Retirement Plan No. 3.

In addition, on October 24, 2007, the Committee approved amendments to the performance share award agreements with Kerrii B. Anderson and David J. Near dated March 17, 2006 and May 1, 2006, respectively, the restricted stock unit award agreements with four executive officers dated February 1, 2007 and the formula restricted stock unit award agreements applicable to non-employee directors of the Company dated May 1, 2007. These amendments were approved solely to comply with section 409A. The amendments to these agreements impose delays under certain circumstances where required by section 409A before participants will receive a distribution of shares and preclude acceleration of distribution of shares where required by section 409A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY'S INTERNATIONAL, INC.

October 30, 2007	By:	Kerrii B. Anderson

Name: Kerrii B. Anderson
Title: Chief Executive Officer and President